EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FOURTH QUARTER AND
FULL YEAR 2022 FINANCIAL RESULTS

•Subscription revenue of $204.0 million, up 15% year-over-year.
•Subscription gross margin of 73% and non-GAAP subscription gross margin of 77%, up over 500 basis points year-over-year.

HOUSTON – February 9, 2023 — PROS Holdings, Inc. (NYSE: PRO), the CFO’s best-kept secret for profitable growth, today announced financial results for the fourth quarter and full year ended December 31, 2022.

“I’m proud of our team for their strong execution in delivering 15% subscription revenue growth in 2022 while driving greater efficiencies in our business,” stated CEO Andres Reiner. “Our market-leading profit and revenue optimization solutions are mission critical for businesses looking to thrive in economic uncertainty and fuel profitable growth. We enter this year well positioned to capitalize on the market opportunity in front of us.”

CFO Stefan Schulz said, “In 2022 we consistently drove revenue outperformance while delivering positive adjusted EBITDA in the second half of the year, despite a challenging economic environment. We are now projecting to generate positive adjusted EBITDA and free cash flow in 2023, accelerating our path to our long-term profitability goals.”

Fourth Quarter and Full Year 2022 Financial Highlights

Key financial results for the fourth quarter and full year 2022 are shown below. Throughout this press release all dollar figures are in millions, except net (loss) earnings per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q4 2022	Q4 2021	Change	Q4 2022	Q4 2021	Change
Revenue:
Total Revenue	$70.9	$65.0	9%	n/a	n/a	n/a
Subscription Revenue	$53.1	$47.0	13%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$59.5	$55.4	7%	n/a	n/a	n/a
Profitability:
Gross Profit	$43.5	$39.0	11%	$46.2	$40.7	14%
Operating (Loss) Income	$(14.9)	$(21.6)	$6.8	$1.2	$(8.2)	$9.4
Net (Loss) Income	$(17.3)	$(23.6)	$6.3	$1.1	$(7.2)	$8.3
Net (Loss) Earnings Per Share	$(0.38)	$(0.53)	$0.15	$0.02	$(0.16)	$0.18
Adjusted EBITDA	n/a	n/a	n/a	$2.4	$(6.4)	$8.7
Cash:
Net Cash Used in Operating Activities	$(2.0)	$(1.0)	$(1.0)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$1.1	$(1.3)	$2.4

	GAAP			Non-GAAP
	FY 2022	FY 2021	Change	FY 2022	FY 2021	Change
Revenue:
Total Revenue	$276.1	$251.4	10%	n/a	n/a	n/a
Subscription Revenue	$204.0	$178.0	15%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$232.6	$213.1	9%	n/a	n/a	n/a
Annual Recurring Revenue ("ARR")	n/a	n/a	n/a	$245.3	$226.7	8%
Annual Recurring Revenue in constant currency	n/a	n/a	n/a	$247.5	$226.7	9%
Subscription ARR	n/a	n/a	n/a	$227.0	$195.1	16%
Subscription ARR in constant currency	n/a	n/a	n/a	$229.0	$195.1	17%
Profitability:
Gross Profit	$166.1	$146.5	13%	$176.9	$152.1	16%
Operating Loss	$(78.1)	$(74.3)	$(3.8)	$(20.1)	$(32.9)	$12.8
Net Loss	$(82.2)	$(81.2)	$(1.0)	$(18.0)	$(29.1)	$11.1
Net Loss Per Share	$(1.82)	$(1.83)	$0.01	$(0.40)	$(0.66)	$0.26
Adjusted EBITDA	n/a	n/a	n/a	$(14.9)	$(24.8)	$10.0
Cash:
Net Cash Used in Operating Activities	$(23.9)	$(18.6)	$(5.4)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(21.7)	$(20.2)	$(1.5)

The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Welcomed new customers who are adopting PROS solutions such as Aegean Airlines, Air Albania, Auto Wares, GE Power, Greater Bay Airlines, Sidel, Signature Aviation, Unlimited Technology and Vector Security, among others.

•Continued to be recognized for our innovation leadership with 15 awards and accolades received in 2022, including being named a leader again in the Gartner 2022 Magic Quadrant for Configure, Price, and Quote Application Suites; together with our leadership position in the IDC MarketScape, PROS continues to be the only platform with a leadership position in both Price Optimization and Management and CPQ.

•Launched our next generation of Price Optimization powered by PROS Gen IV AI which makes PROS the first in the market to drive hyper-personalized price recommendations using neural network technology.

•Announced an Analyst Day event to take place on Tuesday, May 23, 2023, during our 2023 Outperform user conference in Denver, CO; investors who wish to attend the full conference will receive a discounted conference rate - register today.

•Recognized as one of PEOPLE’s 2022 Companies that Care, a list of the top 100 US companies that have succeeded in business while demonstrating outstanding respect, care, and concern for their employees.

Financial Outlook

PROS currently anticipates the following based on an estimated 46.0 million basic weighted average shares outstanding for the first quarter of 2023 and a 22% non-GAAP estimated tax rate for the first quarter and full year 2023.

	Q1 2023 Guidance	v. Q1 2022 at Mid-Point	Full Year 2023 Guidance	v. Prior Year at Mid-Point
Total Revenue	$70.4 to $71.4	7%	$293.0 to $296.0	7%
Subscription Revenue	$54.0 to $54.5	11%	$230.7 to $232.7	14%
Subscription ARR	n/a	n/a	$250.0 to $253.0	11%
Non-GAAP Loss Per Share	$(0.12) to $(0.09)	$0.11	n/a	n/a
Adjusted EBITDA	$(4.0) to $(3.0)	$5.6	$3.0 to $6.0	$19.4
Free Cash Flow	n/a	n/a	$2.0 to $6.0	$25.7
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, February 9, 2023, at 4:45 p.m. EST to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, February 16, 2023, 11:59 PM EST at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13735564.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is your company’s best-kept secret for profitable growth. Viewed as a market-leader by both Gartner and IDC for its CPQ and price optimization capabilities, PROS advanced AI delivers results to the world’s top brands including Cargill, Etihad, Honeywell, HP, Lenovo, Lufthansa, Siemens and more. With more than 30 million AI models, PROS award winning AI is the driving force in processing more than 2 trillion transactions per year. PROS customers report up to 96% efficiency gain, up to 5% margin improvement and up to 20% revenue lift, according to a recent ROI study. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the macroeconomic environment, (b) the effects of inflation, (c) the impact of the COVID-19 pandemic, (d) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (e) increasing business from customers and maintaining subscription renewal rates, (f) managing our growth and profit objectives effectively, (g) disruptions from our third party data center, software, data, and other unrelated service providers, (h) implementing our solutions, (i) cloud operations, (j) intellectual property and third-party software, (k) acquiring and integrating businesses and/or technologies, (l) catastrophic events, (m) operating globally, including economic and commercial disruptions, (n) potential downturns in sales and lengthy sales cycles, (o) software innovation, (p) competition, (q) market acceptance of our software innovations, (r) maintaining our corporate culture, (s) personnel risks including loss of any key employees and competition for talent, (t) expanding and training our direct and indirect sales force, (u) evolving data privacy, cyber security and data localization laws, (v) our debt repayment obligations, (w) the timing of revenue recognition and cash flow from operations, (x) migrating customers to our latest cloud solutions, and (y) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP income (loss) from operations or non-GAAP operating income (loss), annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss), and earnings (loss) per share or non-GAAP earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of loss by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of loss by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, non-GAAP earnings (loss) per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and severance. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•Severance: Severance costs relate to the separation of our Chief Operations Officer in Q1 2022 and costs related to other internal role consolidations as well as severance cost incurred in Q4 2022 as the Company reprioritized its investments to focus on supporting key growth areas of its business. As a result of this reprioritization, the Company incurred severance, employee benefits, outplacement and related costs. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
Non-GAAP earnings (loss) per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt issuance costs, loss (gain) on equity investments, net and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP earnings (loss) per share are calculated by dividing estimates for non-GAAP net income (loss) by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Issuance Costs: Amortization of debt issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Loss (Gain) on Equity Investments, net: Loss (gain) on equity investments, net relate to observable price changes for equity investments without a readily determinable fair value identified during the quarters ended September 30, 2022 and December 31, 2022, including other-than-temporary loss. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements. ARR should be viewed independently of revenue and any other GAAP measure. Subscription ARR is calculated in the same manner, but excludes maintenance and support ARR.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, and depreciation and amortization. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5879
ir@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	December 31, 2022	December 31, 2021
Assets:
Current assets:
Cash and cash equivalents	$203,627	$227,553
Trade and other receivables, net of allowance of $609 and $1,206, respectively	48,178	40,581
Deferred costs, current	6,032	5,772
Prepaid and other current assets	9,441	9,623
Total current assets	267,278	283,529
Property and equipment, net	25,012	30,958
Operating lease right-of-use assets	17,474	25,732
Deferred costs, noncurrent	8,764	9,510
Intangibles, net	17,851	27,618
Goodwill	107,561	108,133
Other assets, noncurrent	9,012	9,003
Total assets	$452,952	$494,483
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$7,964	$4,034
Accrued liabilities	12,854	12,631
Accrued payroll and other employee benefits	23,797	31,994
Operating lease liabilities, current	7,662	8,457
Deferred revenue, current	108,659	97,713
Total current liabilities	160,936	154,829
Deferred revenue, noncurrent	8,298	8,553
Convertible debt, net, noncurrent	289,779	288,287
Operating lease liabilities, noncurrent	28,184	38,034
Other liabilities, noncurrent	1,228	1,196
Total liabilities	488,425	490,899
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 50,318,726 and 49,201,265 shares issued, respectively; 45,638,003 and 44,520,542 shares outstanding, respectively	50	49
Additional paid-in capital	590,475	546,693
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(590,898)	(508,652)
Accumulated other comprehensive loss	(5,253)	(4,659)
Total stockholders’ (deficit) equity	(35,473)	3,584
Total liabilities and stockholders’ (deficit) equity	$452,952	$494,483

PROS Holdings, Inc.
Condensed Consolidated Statements of Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue:
Subscription	$53,127	$47,015	$204,041	$178,006
Maintenance and support	6,417	8,390	28,592	35,111
Total subscription, maintenance and support	59,544	55,405	232,633	213,117
Services	11,391	9,568	43,504	38,306
Total revenue	70,935	64,973	276,137	251,423
Cost of revenue:
Subscription	13,685	12,906	55,039	53,418
Maintenance and support	1,897	2,053	8,004	8,512
Total cost of subscription, maintenance and support	15,582	14,959	63,043	61,930
Services	11,886	11,018	47,037	42,995
Total cost of revenue	27,468	25,977	110,080	104,925
Gross profit	43,467	38,996	166,057	146,498
Operating expenses:
Selling and marketing	23,458	22,666	94,986	86,445
Research and development	22,241	21,422	93,412	82,268
General and administrative	12,641	14,161	54,202	49,742
Acquisition-related	—	2,386	—	2,386
Impairment of fixed assets	—	—	1,551	—
Loss from operations	(14,873)	(21,639)	(78,094)	(74,343)
Convertible debt interest and amortization	(1,576)	(1,576)	(6,304)	(6,304)
Other (expense) income, net	(654)	89	3,084	308
Loss before income tax provision	(17,103)	(23,126)	(81,314)	(80,339)
Income tax provision	244	483	932	870
Net loss	$(17,347)	$(23,609)	$(82,246)	$(81,209)

Net loss per share:
Basic and diluted	$(0.38)	$(0.53)	$(1.82)	$(1.83)
Weighted average number of shares:
Basic and diluted	45,456	44,438	45,269	44,348

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Operating activities:
Net loss	$(17,347)	$(23,609)	$(82,246)	$(81,209)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,124	3,232	14,967	12,060
Amortization of debt issuance costs	372	372	1,491	1,491
Share-based compensation	10,097	9,665	42,714	35,075
Provision for credit losses	91	168	(280)	(1,910)
Impairment of fixed assets	—	—	1,551	—
Loss (gain) on equity investments, net	2,000	—	(1,308)	—
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(2,430)	4,039	(7,330)	12,560
Deferred costs	(244)	906	486	3,202
Prepaid expenses and other assets	2,283	1,431	1,712	1,828
Operating lease right-of-use assets and liabilities	(250)	1,499	(2,175)	1,534
Accounts payable and other liabilities	1,053	(1,108)	3,964	(515)
Accrued liabilities	(791)	113	26	(426)
Accrued payroll and other employee benefits	(803)	4,478	(8,191)	4,693
Deferred revenue	875	(2,156)	10,713	(6,938)
Net cash used in operating activities	(1,970)	(970)	(23,906)	(18,555)
Investing activities:
Purchases of property and equipment	(16)	(364)	(861)	(2,796)
Acquisition of EveryMundo, net of cash acquired	—	(79,482)	—	(79,482)
Purchase of equity securities	(112)	(225)	(281)	(2,895)
Net cash used in investing activities	(128)	(80,071)	(1,142)	(85,173)
Financing activities:
Proceeds from employee stock plans	—	—	2,722	3,111
Tax withholding related to net share settlement of stock awards	(1,441)	—	(1,653)	(352)
Payments of notes payable	—	—	—	(288)
Net cash (used in) provided by financing activities	(1,441)	—	1,069	2,471
Effect of foreign currency rates on cash	342	(48)	53	(324)
Net change in cash and cash equivalents	(3,197)	(81,089)	(23,926)	(101,581)
Cash and cash equivalents:
Beginning of period	206,824	308,642	227,553	329,134
End of period	$203,627	$227,553	$203,627	$227,553

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 10.

	Three Months Ended December 31,		Quarter over Quarter	Year Ended December 31,		Year over Year
	2022	2021	% change	2022	2021	% change
GAAP gross profit	$43,467	$38,996	11%	$166,057	$146,498	13%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,441	752		6,664	1,948
Severance	245	—		245	—
Share-based compensation	1,017	926		3,898	3,679
Non-GAAP gross profit	$46,170	$40,674	14%	$176,864	$152,125	16%

Non-GAAP gross margin	65.1%	62.6%		64.0%	60.5%

GAAP loss from operations	$(14,873)	$(21,639)	(31)%	$(78,094)	$(74,343)	5%
Non-GAAP adjustments:
Acquisition-related expenses	—	2,386		—	2,386
Amortization of acquisition-related intangibles	1,973	1,420		9,766	4,017
Severance	4,034	—		5,542	—
Share-based compensation	10,097	9,665		42,714	35,075
Total Non-GAAP adjustments	16,104	13,471		58,022	41,478
Non-GAAP income (loss) from operations	$1,231	$(8,168)	(115)%	$(20,072)	$(32,865)	(39)%

Non-GAAP income (loss) from operations % of total revenue	1.7%	(12.6)%		(7.3)%	(13.1)%

GAAP net loss	$(17,347)	$(23,609)	(27)%	$(82,246)	$(81,209)	1%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting income (loss) from operations	16,104	13,471		58,022	41,478
Amortization of debt issuance costs	372	372		1,491	1,491
Loss (gain) on equity investments, net	2,000	—		(1,308)	—
Tax impact related to non-GAAP adjustments	(62)	2,529		6,016	9,098
Non-GAAP net income (loss)	$1,067	$(7,237)	(115)%	$(18,025)	$(29,142)	(38)%

Non-GAAP diluted earnings (basic loss) per share	$0.02	$(0.16)		$(0.40)	$(0.66)

Shares used in computing non-GAAP loss per share	45,833	44,438		45,269	44,348

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cost of Subscription Items
Amortization of acquisition-related intangibles	1,441	752	6,664	1,935
Severance	8	—	8	—
Share-based compensation	148	207	658	715
Total cost of subscription items	$1,597	$959	$7,330	$2,650

Cost of Maintenance Items
Amortization of acquisition-related intangibles	—	—	—	13
Share-based compensation	118	136	416	498
Total cost of maintenance items	$118	$136	$416	$511

Cost of Services Items
Severance	237	—	237	—
Share-based compensation	751	583	2,824	2,466
Total cost of services items	$988	$583	$3,061	$2,466

Sales and Marketing Items
Amortization of acquisition-related intangibles	532	668	3,102	2,069
Severance	1,503	—	2,947	—
Share-based compensation	2,947	3,073	12,360	10,407
Total sales and marketing items	$4,982	$3,741	$18,409	$12,476

Research and Development Items
Severance	1,845	—	1,845	—
Share-based compensation	2,889	2,421	12,496	8,288
Total research and development items	$4,734	$2,421	$14,341	$8,288

General and Administrative Items
Severance	441	—	505	—
Share-based compensation	3,244	3,245	13,960	12,701
Total general and administrative items	$3,685	$3,245	$14,465	$12,701

Acquisition-related expenses	$—	$2,386	$—	$2,386

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Adjusted EBITDA
GAAP Loss from Operations	$(14,873)	$(21,639)	$(78,094)	$(74,343)
Acquisition-related expenses	—	2,386	—	2,386
Amortization of acquisition-related intangibles	1,973	1,420	9,766	4,017
Severance	4,034	—	5,542	—
Share-based compensation	10,097	9,665	42,714	35,075
Depreciation and other amortization	1,151	1,812	5,201	8,043
Adjusted EBITDA	$2,382	$(6,356)	$(14,871)	$(24,822)

Net cash used in operating activities	$(1,970)	$(970)	$(23,906)	$(18,555)
Severance	3,058	—	3,058	—
Purchase of property and equipment (excluding new headquarters)	(16)	(364)	(861)	(1,655)
Free Cash Flow	$1,072	$(1,334)	$(21,709)	$(20,210)

Guidance
	Q1 2023 Guidance		Full Year 2023 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(19,900)	$(18,900)	$(54,400)	$(51,400)
Amortization of acquisition-related intangibles	1,800	1,800	6,100	6,100
Severance	3,000	3,000	3,000	3,000
Share-based compensation	10,000	10,000	43,900	43,900
Depreciation and other amortization	1,100	1,100	4,400	4,400
Adjusted EBITDA	$(4,000)	$(3,000)	$3,000	$6,000